EXHIBIT 10.7

AMENDMENT NO. 1

to

COLEMAN PAYNE

EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this "Amendment”) is made and entered into by and between RIO BRAVO OILFIELD SERVICES, INC. a Texas corporation ("Company"), and COLEMAN PAYNE, an individual residing in The Woodlands, Texas ("Employee") as of August 1, 2015.

1.                  Introduction. Company and Employee desire and have agreed that the Employment Agreement dated July 1, 2014 between Company and Employee (the “Agreement”) be amended in certain respects. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement. Based on the foregoing, on the terms and subject to the conditions contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as set forth below.

2.                  Amendment. Sections 4.1 and 4.2 of the Agreement are hereby amended to provide that (i) the Employee’s annual base salary in effect from the date of this Amendment through December 31, 2015 shall be $144,000; (ii) no bonus, including any Minimum Guaranteed Bonus, shall be payable to Employee as to calendar 2015; and (iii) Employee’s annual base salary in effect commencing January 1, 2016 shall be $180,000, notwithstanding any prior CPI or other adjustments. Commencing in calendar 2016, the bonus provisions of Section 4.2 shall be effective, and annual base salary adjustments under Section 4.1 shall resume on January 1, 2017.

3.                  Waiver. The Employee hereby waives, and releases and discharges the Company as to, any salary, wages, distributions, bonus or other compensation in excess of salary, wages and distributions actually received by the Employee from the Company during the period from January 1, 2015 through July 31, 2015.

4.                  Full Force and Effect. Except as amended hereby, the Agreement shall remain unamended and in full force and effect.

This Amendment is executed by the parties effective August 1, 2015.

[Signature Page Follows]

COMPANY:

RIO BRAVO OIL FIELD SERVICES, INC.

a Texas corporation

By: /s/ Jackson Payne

Name: Jackson Payne

Title: Vice President

EMPLOYEE:

/s/ Coleman Payne

COLEMAN PAYNE

an individual residing in Texas